Exhibit 99.2

Ovintiv Inc.

Selected Financial Information

(unaudited)

For the period ended September 30, 2023

U.S. Dollar / U.S. Protocol

Condensed Consolidated Statement of Earnings (unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(US$ millions, except per share amounts)	2023	2022	2023	2022

Revenues
Product and service revenues	$2,913	$3,643	$7,857	$11,064
Gains (losses) on risk management, net	(282)	(111)	(193)	(1,864)
Sublease revenues	18	17	53	52
Total Revenues	2,649	3,549	7,717	9,252

Operating Expenses
Production, mineral and other taxes	89	109	249	321
Transportation and processing	433	468	1,340	1,327
Operating	243	228	624	596
Purchased product	846	973	2,239	3,154
Depreciation, depletion and amortization	486	291	1,269	833
Accretion of asset retirement obligation	5	4	14	14
Administrative	80	103	306	318
Total Operating Expenses	2,182	2,176	6,041	6,563
Operating Income (Loss)	467	1,373	1,676	2,689

Other (Income) Expenses
Interest	98	83	249	248
Foreign exchange (gain) loss, net	(22)	19	-	21
Other (gains) losses, net	(2)	(3)	(16)	(30)
Total Other (Income) Expenses	74	99	233	239
Net Earnings (Loss) Before Income Tax	393	1,274	1,443	2,450
Income tax expense (recovery)	(13)	88	214	148
Net Earnings (Loss)	$406	$1,186	$1,229	$2,302

Net Earnings (Loss) per Share of Common Stock
Basic	$1.48	$4.70	$4.80	$9.00
Diluted	1.47	4.63	4.73	8.84
Weighted Average Shares of Common Stock Outstanding (millions)
Basic	273.7	252.5	255.8	255.7
Diluted	276.3	256.2	259.7	260.4

Condensed Consolidated Statement of Comprehensive Income (unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(US$ millions)	2023	2022	2023	2022

Net Earnings (Loss)	$406	$1,186	$1,229	$2,302
Other Comprehensive Income (Loss), Net of Tax
Foreign currency translation adjustment	(59)	(94)	(4)	(125)
Pension and other post-employment benefit plans	(2)	(1)	(5)	(4)
Other Comprehensive Income (Loss)	(61)	(95)	(9)	(129)
Comprehensive Income (Loss)	$345	$1,091	$1,220	$2,173

Ovintiv Inc.	1	Selected Financial Information

Condensed Consolidated Balance Sheet (unaudited)

	As at	As at
	September 30,	December 31,
(US$ millions)	2023	2022

Assets
Current Assets
Cash and cash equivalents	$3	$5
Accounts receivable and accrued revenues (net of allowances
of $5 million (2022: $4 million))	1,524	1,594
Risk management	50	53
Income tax receivable	4	43
	1,581	1,695
Property, Plant and Equipment, at cost:
Oil and natural gas properties, based on full cost accounting
Proved properties	62,950	57,054
Unproved properties	1,569	1,172
Other	931	882
Property, plant and equipment	65,450	59,108
Less: Accumulated depreciation, depletion and amortization	(50,935)	(49,640)
Property, plant and equipment, net	14,515	9,468
Other Assets	1,006	1,004
Risk Management	14	34
Deferred Income Taxes	199	271
Goodwill	2,585	2,584
	$19,900	$15,056

Liabilities and Shareholders’ Equity
Current Liabilities
Accounts payable and accrued liabilities	$2,420	$2,221
Current portion of operating lease liabilities	81	76
Income tax payable	151	4
Risk management	182	86
Current portion of long-term debt	709	393
	3,543	2,780
Long-Term Debt	5,454	3,177
Operating Lease Liabilities	813	814
Other Liabilities and Provisions	124	131
Risk Management	4	-
Asset Retirement Obligation	267	281
Deferred Income Taxes	143	184
	10,348	7,367

Shareholders’ Equity
Share capital - authorized 775 million shares of stock
2023 issued and outstanding: 272.9 million shares (2022: 245.7 million shares)	3	3
Paid in surplus	8,644	7,776
Retained earnings (Accumulated deficit)	(77)	(1,081)
Accumulated other comprehensive income	982	991
Total Shareholders’ Equity	9,552	7,689
	$19,900	$15,056

Ovintiv Inc.	2	Selected Financial Information

Condensed Consolidated Statement of Cash Flows (unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(US$ millions)	2023	2022	2023	2022

Operating Activities
Net earnings (loss)	$406	$1,186	$1,229	$2,302
Depreciation, depletion and amortization	486	291	1,269	833
Accretion of asset retirement obligation	5	4	14	14
Deferred income taxes	(78)	88	33	138
Unrealized (gain) loss on risk management	292	(710)	132	(211)
Unrealized foreign exchange (gain) loss	(19)	20	(14)	24
Foreign exchange (gain) loss on settlements	2	12	5	11
Other	18	57	(6)	104
Net change in other assets and liabilities	(14)	(17)	(31)	(42)
Net change in non-cash working capital	(192)	31	174	(182)
Cash From (Used in) Operating Activities	906	962	2,805	2,991

Investing Activities
Capital expenditures	(834)	(511)	(2,084)	(1,473)
Acquisitions	(59)	(12)	(273)	(34)
Corporate acquisition, net of cash acquired	-	-	(3,225)	-
Proceeds from divestitures	12	225	741	230
Net change in investments and other	27	34	116	82
Cash From (Used in) Investing Activities	(854)	(264)	(4,725)	(1,195)

Financing Activities
Net issuance (repayment) of revolving debt	29	225	316	440
Issuance of long-term debt	-	-	2,278	-
Repayment of long-term debt	-	(525)	-	(1,634)
Purchase of shares of common stock	(45)	(325)	(373)	(531)
Dividends on shares of common stock	(82)	(62)	(225)	(178)
Finance lease payments and other	(3)	(2)	(75)	(68)
Cash From (Used in) Financing Activities	(101)	(689)	1,921	(1,971)

Foreign Exchange Gain (Loss) on Cash, Cash Equivalents
and Restricted Cash Held in Foreign Currency	-	1	(3)	(2)

Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	(49)	10	(2)	(177)
Cash, Cash Equivalents and Restricted Cash, Beginning of Period	52	8	5	195
Cash, Cash Equivalents and Restricted Cash, End of Period	$3	$18	$3	$18

Cash, End of Period	$3	$12	$3	$12
Cash Equivalents, End of Period	-	6	-	6
Restricted Cash, End of Period	-	-	-	-
Cash, Cash Equivalents and Restricted Cash, End of Period	$3	$18	$3	$18

Ovintiv Inc.	3	Selected Financial Information

Ovintiv Inc.

Interim Supplemental Information

(unaudited)

For the period ended September 30, 2023

U.S. Dollar / U.S. Protocol

Third quarter report

for the period ended September 30, 2023

Supplemental Financial Information (unaudited)

Financial Results

	2023				2022
(US$ millions, unless otherwise specified)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Net Earnings (Loss)	1,229	406	336	487	3,637	1,335	2,302	1,186	1,357	(241)

Per share - basic (1)	4.80	1.48	1.35	1.99	14.34	5.39	9.00	4.70	5.28	(0.94)
Per share - diluted (1)	4.73	1.47	1.34	1.97	14.08	5.30	8.84	4.63	5.21	(0.94)

Non-GAAP Adjusted Earnings (2)	1,163	481	232	450	1,769	228	1,541	353	628	560

Per share - basic (1)	4.55	1.76	0.93	1.84	6.98	0.92	6.03	1.40	2.44	2.18
Per share - diluted (1)	4.48	1.74	0.93	1.82	6.85	0.91	5.92	1.38	2.41	2.18

Non-GAAP Cash Flow (3)	2,662	1,112	699	851	4,110	895	3,215	948	1,224	1,043

Per share - basic (1)	10.41	4.06	2.80	3.48	16.21	3.62	12.57	3.75	4.76	4.05
Per share - diluted (1)	10.25	4.02	2.79	3.44	15.91	3.55	12.35	3.70	4.70	4.05

Foreign Exchange Rates (C$ per US$1)
Average	1.346	1.341	1.343	1.353	1.301	1.358	1.283	1.306	1.277	1.266
Period end	1.352	1.352	1.324	1.353	1.354	1.354	1.371	1.371	1.289	1.250

Non-GAAP Adjusted Earnings Summary

Net Earnings (Loss) Before Income Tax	1,443	393	437	613	3,560	1,110	2,450	1,274	1,422	(246)
Before-tax (Addition) Deduction:
Unrealized gain (loss) on risk management	(132)	(292)	142	18	741	530	211	710	513	(1,012)
Non-operating foreign exchange gain (loss)	7	17	(15)	5	(14)	10	(24)	(20)	(7)	3
Adjusted Earnings (Loss) Before Income Tax	1,568	668	310	590	2,833	570	2,263	584	916	763
Income tax expense (recovery) (4)	405	187	78	140	1,064	342	722	231	288	203

Non-GAAP Adjusted Earnings (2)	1,163	481	232	450	1,769	228	1,541	353	628	560

Non-GAAP Cash Flow Summary

Cash From (Used in) Operating Activities	2,805	906	831	1,068	3,866	875	2,991	962	1,344	685
(Add back) Deduct:
Net change in other assets and liabilities	(31)	(14)	(12)	(5)	(57)	(15)	(42)	(17)	(13)	(12)
Net change in non-cash working capital	174	(192)	144	222	(187)	(5)	(182)	31	133	(346)

Non-GAAP Cash Flow (3)	2,662	1,112	699	851	4,110	895	3,215	948	1,224	1,043

(1) Net Earnings (Loss), Non-GAAP Adjusted Earnings and Non-GAAP Cash Flow per share are calculated using the weighted average number of shares of common stock outstanding as follows:

	2023				2022
(millions)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Weighted Average Shares of Common Stock Outstanding

Basic	255.8	273.7	249.4	244.3	253.6	247.5	255.7	252.5	257.2	257.4

Diluted	259.7	276.3	250.8	247.7	258.4	251.8	260.4	256.2	260.6	257.4

(2) Non-GAAP Adjusted Earnings is a non-GAAP measure defined as net earnings (loss) excluding non-cash items that Management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non‑operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, any valuation allowances are excluded in the calculation of income taxes.

(3) Non-GAAP Cash Flow is a non-GAAP measure defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital.

(4) Calculated using the applicable U.S. federal and state statutory income tax rate of 23.0 percent and the applicable Canadian federal and provincial statutory income tax rate of 23.9 percent (2022 - 23.0 percent and 23.9 percent, respectively).

Financial Metrics

	2023	2022
	Year-to- Date	Year

Debt to Capitalization	39%	32%
Debt to Adjusted Capitalization (1)	26%	19%
Debt to EBITDA (1)	1.4x	0.7x
Debt to Adjusted EBITDA (1)	1.5x	0.8x

(1) Debt to Adjusted Capitalization, Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by Management as indicators of the Company’s overall financial strength. Non-GAAP measures are defined and calculated in the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Ovintiv Inc.	1	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2023

Supplemental Operating Information (unaudited)

Production Volumes by Product

		2023				2022
(average)	% of Oil & NGLs	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Oil (Mbbls/d)	53	147.1	170.9	142.4	127.3	131.6	132.0	131.5	133.4	132.8	128.3
NGLs - Plant Condensate (Mbbls/d)	15	41.9	43.3	43.5	38.7	44.0	42.7	44.4	46.0	42.6	44.6
Oil & Plant Condensate (Mbbls/d)	68	189.0	214.2	185.9	166.0	175.6	174.7	175.9	179.4	175.4	172.9
Butane (Mbbls/d)	7	20.9	20.4	23.2	19.1	19.3	19.0	19.4	19.8	19.8	18.7
Propane (Mbbls/d)	12	33.1	33.2	34.9	31.3	31.5	32.2	31.2	31.0	31.3	31.3
Ethane (Mbbls/d)	13	35.9	33.1	38.7	35.8	34.7	37.5	33.8	36.1	35.9	29.2
NGLs - Other (Mbbls/d)	32	89.9	86.7	96.8	86.2	85.5	88.7	84.4	86.9	87.0	79.2
Oil & NGLs (Mbbls/d)	100	278.9	300.9	282.7	252.2	261.1	263.4	260.3	266.3	262.4	252.1

Natural Gas (MMcf/d)		1,641	1,625	1,743	1,555	1,494	1,561	1,471	1,500	1,426	1,487

Total (MBOE/d)		552.3	571.8	573.0	511.4	510.0	523.6	505.5	516.3	500.0	499.9

Production Volumes by Segment

	2023				2022
(average)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Oil (Mbbls/d)
USA Operations	147.0	170.8	142.4	127.2	131.5	131.9	131.4	133.3	132.7	128.2
Canadian Operations	0.1	0.1	-	0.1	0.1	0.1	0.1	0.1	0.1	0.1
	147.1	170.9	142.4	127.3	131.6	132.0	131.5	133.4	132.8	128.3

NGLs - Plant Condensate (Mbbls/d)
USA Operations	10.8	11.2	10.5	10.6	10.4	11.0	10.1	11.1	10.1	9.2
Canadian Operations	31.1	32.1	33.0	28.1	33.6	31.7	34.3	34.9	32.5	35.4
	41.9	43.3	43.5	38.7	44.0	42.7	44.4	46.0	42.6	44.6

Oil & Plant Condensate (Mbbls/d)
USA Operations	157.8	182.0	152.9	137.8	141.9	142.9	141.5	144.4	142.8	137.4
Canadian Operations	31.2	32.2	33.0	28.2	33.7	31.8	34.4	35.0	32.6	35.5
	189.0	214.2	185.9	166.0	175.6	174.7	175.9	179.4	175.4	172.9

NGLs - Other (Mbbls/d)
USA Operations	74.5	71.8	78.1	73.7	71.7	75.1	70.5	74.1	72.6	64.8
Canadian Operations	15.4	14.9	18.7	12.5	13.8	13.6	13.9	12.8	14.4	14.4
	89.9	86.7	96.8	86.2	85.5	88.7	84.4	86.9	87.0	79.2

NGLs - Total (Mbbls/d)
USA Operations	85.3	83.0	88.6	84.3	82.1	86.1	80.6	85.2	82.7	74.0
Canadian Operations	46.5	47.0	51.7	40.6	47.4	45.3	48.2	47.7	46.9	49.8
	131.8	130.0	140.3	124.9	129.5	131.4	128.8	132.9	129.6	123.8

Oil & NGLs (Mbbls/d)
USA Operations	232.3	253.8	231.0	211.5	213.6	218.0	212.0	218.5	215.4	202.2
Canadian Operations	46.6	47.1	51.7	40.7	47.5	45.4	48.3	47.8	47.0	49.9
	278.9	300.9	282.7	252.2	261.1	263.4	260.3	266.3	262.4	252.1

Natural Gas (MMcf/d)
USA Operations	515	508	530	507	492	506	487	502	485	475
Canadian Operations	1,126	1,117	1,213	1,048	1,002	1,055	984	998	941	1,012
	1,641	1,625	1,743	1,555	1,494	1,561	1,471	1,500	1,426	1,487

Total (MBOE/d)
USA Operations	318.1	338.5	319.2	296.1	295.5	302.3	293.3	302.1	296.1	281.3
Canadian Operations	234.2	233.3	253.8	215.3	214.5	221.3	212.2	214.2	203.9	218.6
	552.3	571.8	573.0	511.4	510.0	523.6	505.5	516.3	500.0	499.9

Ovintiv Inc.	2	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2023

Supplemental Financial & Operating Information (unaudited)

Results of Operations

Revenues and Realized Gains (Losses) on Risk Management

	2023				2022
(US$ millions)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

USA Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	3,059	1,267	944	848	4,524	995	3,529	1,143	1,311	1,075
NGLs (2)	506	174	149	183	1,045	198	847	270	311	266
Natural Gas	344	103	86	155	1,108	251	857	349	302	206
	3,909	1,544	1,179	1,186	6,677	1,444	5,233	1,762	1,924	1,547
Realized Gains (Losses) on Risk Management (3)
Oil	(19)	(19)	-	-	(594)	(75)	(519)	(141)	(235)	(143)
NGLs (2)	-	-	-	-	-	-	-	-	-	-
Natural Gas	22	15	5	2	(529)	(122)	(407)	(183)	(148)	(76)
	3	(4)	5	2	(1,123)	(197)	(926)	(324)	(383)	(219)

Canadian Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	2	2	-	-	3	1	2	1	1	-
NGLs (2)	739	258	245	236	1,358	290	1,068	326	382	360
Natural Gas	919	244	222	453	2,104	550	1,554	562	577	415
	1,660	504	467	689	3,465	841	2,624	889	960	775
Realized Gains (Losses) on Risk Management (3)
Oil	-	-	-	-	-	-	-	-	-	-
NGLs (2)	-	-	-	-	(125)	(16)	(109)	(26)	(51)	(32)
Natural Gas	(65)	13	-	(78)	(1,366)	(324)	(1,042)	(471)	(374)	(197)
	(65)	13	-	(78)	(1,491)	(340)	(1,151)	(497)	(425)	(229)

(1) Excludes other revenues with no associated production volumes, but includes intercompany marketing fees transacted between the Company’s operating segments.

(2) Includes plant condensate.

(3) Excludes realized gains or losses from other derivative contracts with no associated production volumes and foreign exchange risk management positions.

Ovintiv Inc.	3	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2023

Supplemental Financial & Operating Information (unaudited)

Results of Operations (continued)

Per-Unit Results, Excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2023				2022
(US$/BOE)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Total USA Operations Netback
Price	45.02	49.62	40.56	44.52	61.91	51.96	65.37	63.44	71.39	61.08
Production, mineral and other taxes	2.73	2.71	2.49	3.01	3.72	3.23	3.89	3.83	4.25	3.56
Transportation and processing	4.82	3.98	5.10	5.51	5.80	5.81	5.80	6.14	5.91	5.31
Operating	6.27	6.66	5.73	6.39	5.99	6.05	5.96	6.73	5.53	5.58
Netback	31.20	36.27	27.24	29.61	46.40	36.87	49.72	46.74	55.70	46.63

Total Canadian Operations Netback
Price	25.95	23.46	20.26	35.50	44.26	41.30	45.30	45.11	51.70	39.44
Production, mineral and other taxes	0.19	0.24	0.14	0.19	0.18	0.19	0.15	0.12	0.15	0.19
Transportation and processing	12.51	12.36	11.57	13.80	12.80	12.85	12.78	13.01	13.67	11.72
Operating	0.92	1.30	0.10	1.50	1.62	1.52	1.65	1.69	1.35	1.90
Netback	12.33	9.56	8.45	20.01	29.66	26.74	30.72	30.29	36.53	25.63

Total Operations Netback
Price	36.94	38.95	31.56	40.72	54.49	47.45	56.94	55.83	63.36	51.62
Production, mineral and other taxes	1.65	1.70	1.43	1.83	2.23	1.95	2.32	2.29	2.58	2.08
Transportation and processing	8.09	7.40	7.97	9.00	8.75	8.78	8.73	8.99	9.08	8.12
Operating	4.00	4.48	3.23	4.33	4.15	4.13	4.16	4.64	3.83	3.98
Netback	23.20	25.37	18.93	25.56	39.36	32.59	41.73	39.91	47.87	37.44

(1) Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed above have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, transportation and processing expense and operating expense. For additional information regarding non-GAAP measures, including Netback reconciliations, see the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Other Per-unit Results

	2023				2022
(US$/BOE)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Administrative Expense	2.03	1.53	3.23	1.25	2.27	2.17	2.30	2.16	1.56	3.20
Administrative Expense, Excluding Long-Term Incentive,
Transaction and Legal Costs, and Current Expected
Credit Losses (1)	1.34	1.27	1.28	1.52	1.39	1.35	1.40	1.39	1.36	1.48

(1) Transaction costs refer to costs primarily incurred to facilitate the Permian Acquisition as defined in Note 8 of the interim Condensed Consolidated Financial Statements included in Part 1, Item 1 of Ovintiv’s Quarterly Report on Form 10-Q.

Ovintiv Inc.	4	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics

Per-Unit Prices, Excluding the Impact of Realized Gains (Losses) on Risk Management

	2023				2022
(US$)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Oil Price ($/bbl)
USA Operations	76.26	80.69	72.83	74.06	94.25	82.08	98.37	93.22	108.58	93.16
Canadian Operations	85.74	100.64	-	71.44	87.28	81.48	88.58	82.86	100.11	82.80
Total Operations	76.26	80.70	72.83	74.06	94.25	82.08	98.36	93.21	108.57	93.15

NGLs - Plant Condensate Price ($/bbl)
USA Operations	58.98	59.96	55.09	61.84	73.22	57.95	78.77	66.62	86.56	85.09
Canadian Operations	74.48	75.67	70.99	77.22	93.22	82.41	96.59	86.65	107.78	96.22
Total Operations	70.49	71.61	67.14	73.01	88.52	76.14	92.53	81.82	102.74	93.93

Oil & Plant Condensate Price ($/bbl)
USA Operations	75.08	79.42	71.61	73.12	92.72	80.24	96.97	91.18	107.02	92.62
Canadian Operations	74.50	75.75	70.99	77.21	93.20	82.41	96.57	86.64	107.76	96.19
Total Operations	74.98	78.86	71.50	73.81	92.81	80.63	96.89	90.29	107.16	93.35

NGLs - Other Price ($/bbl)
USA Operations	16.29	16.91	13.43	18.73	29.35	20.03	32.69	29.82	34.88	33.55
Canadian Operations	25.30	25.50	18.62	35.17	42.39	39.07	43.49	41.12	47.84	41.23
Total Operations	17.83	18.39	14.43	21.11	31.45	22.95	34.46	31.49	37.03	34.94

NGLs - Total Price ($/bbl)
USA Operations	21.68	22.72	18.39	24.14	34.88	24.85	38.48	34.61	41.21	39.95
Canadian Operations	58.21	59.76	52.05	64.31	78.44	69.42	81.30	74.41	89.37	80.36
Total Operations	34.55	36.11	30.78	37.19	50.84	40.22	54.49	48.91	58.64	56.21

Oil & NGLs Price ($/bbl)
USA Operations	56.21	61.73	51.94	54.16	71.44	59.49	75.59	70.37	82.70	73.68
Canadian Operations	58.25	59.84	52.06	64.32	78.46	69.44	81.32	74.43	89.39	80.37
Total Operations	56.55	61.43	51.96	55.80	72.72	61.20	76.65	71.10	83.90	75.00

Natural Gas Price ($/Mcf)
USA Operations	2.46	2.22	1.79	3.40	6.18	5.42	6.45	7.55	6.87	4.82
Canadian Operations	2.99	2.38	2.02	4.80	5.75	5.67	5.78	6.11	6.73	4.56
Total Operations	2.82	2.33	1.95	4.34	5.89	5.59	6.00	6.60	6.78	4.64

Total Price ($/BOE)
USA Operations	45.02	49.62	40.56	44.52	61.91	51.96	65.37	63.44	71.39	61.08
Canadian Operations	25.95	23.46	20.26	35.50	44.26	41.30	45.30	45.11	51.70	39.44
Total Operations	36.94	38.95	31.56	40.72	54.49	47.45	56.94	55.83	63.36	51.62

Ovintiv Inc.	5	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-unit Impact of Realized Gains (Losses) on Risk Management

	2023				2022
(US$)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Oil ($/bbl)
USA Operations	(0.46)	(1.18)	-	-	(12.38)	(6.24)	(14.46)	(11.48)	(19.42)	(12.43)
Canadian Operations	-	-	-	-	-	-	-	-	-	-
Total Operations	(0.46)	(1.18)	-	-	(12.37)	(6.23)	(14.44)	(11.47)	(19.41)	(12.41)

NGLs - Plant Condensate ($/bbl)
USA Operations	-	-	-	-	-	-	-	-	-	-
Canadian Operations	-	-	-	-	(10.15)	(5.57)	(11.60)	(8.02)	(17.14)	(10.06)
Total Operations	-	-	-	-	(7.78)	(4.13)	(8.96)	(6.09)	(13.07)	(7.99)

Oil & Plant Condensate ($/bbl)
USA Operations	(0.43)	(1.12)	-	-	(11.48)	(5.76)	(13.43)	(10.60)	(18.05)	(11.59)
Canadian Operations	-	-	-	-	(10.13)	(5.56)	(11.57)	(8.00)	(17.10)	(10.03)
Total Operations	(0.35)	(0.92)	-	-	(11.22)	(5.72)	(13.06)	(10.09)	(17.87)	(11.27)

NGLs - Other ($/bbl)
USA Operations	-	-	-	-	-	-	-	-	-	-
Canadian Operations	-	-	-	-	-	-	-	-	-	-
Total Operations	-	-	-	-	-	-	-	-	-	-

NGLs - Total ($/bbl)
USA Operations	-	-	-	-	-	-	-	-	-	-
Canadian Operations	-	-	-	-	(7.20)	(3.89)	(8.26)	(5.86)	(11.87)	(7.16)
Total Operations	-	-	-	-	(2.64)	(1.34)	(3.09)	(2.10)	(4.30)	(2.88)

Oil & NGLs ($/bbl)
USA Operations	(0.30)	(0.80)	-	-	(7.62)	(3.78)	(8.96)	(7.00)	(11.96)	(7.88)
Canadian Operations	-	-	-	-	(7.19)	(3.89)	(8.25)	(5.85)	(11.85)	(7.14)
Total Operations	(0.24)	(0.66)	-	-	(7.55)	(3.79)	(8.83)	(6.80)	(11.94)	(7.74)

Natural Gas ($/Mcf)
USA Operations	0.15	0.32	0.10	0.03	(2.94)	(2.57)	(3.07)	(3.97)	(3.39)	(1.78)
Canadian Operations	(0.21)	0.12	-	(0.82)	(3.74)	(3.35)	(3.87)	(5.12)	(4.35)	(2.16)
Total Operations	(0.09)	0.18	0.03	(0.54)	(3.47)	(3.10)	(3.61)	(4.75)	(4.00)	(2.04)

Total ($/BOE)
USA Operations	0.03	(0.12)	0.17	0.05	(10.50)	(7.00)	(11.59)	(11.68)	(14.24)	(8.66)
Canadian Operations	(1.00)	0.60	-	(3.97)	(18.91)	(16.80)	(19.83)	(25.19)	(22.62)	(11.65)
Total Operations	(0.41)	0.17	0.10	(1.64)	(14.04)	(11.14)	(15.05)	(17.28)	(17.66)	(9.97)

Ovintiv Inc.	6	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-Unit Results, Including the Impact of Realized Gains (Losses) on Risk Management

	2023				2022
(US$)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Oil Price ($/bbl)
USA Operations	75.80	79.51	72.83	74.06	81.87	75.84	83.91	81.74	89.16	80.73
Canadian Operations	85.74	100.64	-	71.44	87.28	81.48	88.58	82.86	100.11	82.80
Total Operations	75.80	79.52	72.83	74.06	81.88	75.85	83.92	81.74	89.16	80.74

NGLs - Plant Condensate Price ($/bbl)
USA Operations	58.98	59.96	55.09	61.84	73.22	57.95	78.77	66.62	86.56	85.09
Canadian Operations	74.48	75.67	70.99	77.22	83.07	76.84	84.99	78.63	90.64	86.16
Total Operations	70.49	71.61	67.14	73.01	80.74	72.01	83.57	75.73	89.67	85.94

Oil & Plant Condensate Price ($/bbl)
USA Operations	74.65	78.30	71.61	73.12	81.24	74.48	83.54	80.58	88.97	81.03
Canadian Operations	74.50	75.75	70.99	77.21	83.07	76.85	85.00	78.64	90.66	86.16
Total Operations	74.63	77.94	71.50	73.81	81.59	74.91	83.83	80.20	89.29	82.08

NGLs - Other Price ($/bbl)
USA Operations	16.29	16.91	13.43	18.73	29.35	20.03	32.69	29.82	34.88	33.55
Canadian Operations	25.30	25.50	18.62	35.17	42.39	39.07	43.49	41.12	47.84	41.23
Total Operations	17.83	18.39	14.43	21.11	31.45	22.95	34.46	31.49	37.03	34.94

NGLs - Total Price ($/bbl)
USA Operations	21.68	22.72	18.39	24.14	34.88	24.85	38.48	34.61	41.21	39.95
Canadian Operations	58.21	59.76	52.05	64.31	71.24	65.53	73.04	68.55	77.50	73.20
Total Operations	34.55	36.11	30.78	37.19	48.20	38.88	51.40	46.81	54.34	53.33

Oil & NGLs Price ($/bbl)
USA Operations	55.91	60.93	51.94	54.16	63.82	55.71	66.63	63.37	70.74	65.80
Canadian Operations	58.25	59.84	52.06	64.32	71.27	65.55	73.07	68.58	77.54	73.23
Total Operations	56.31	60.77	51.96	55.80	65.17	57.41	67.82	64.30	71.96	67.26

Natural Gas Price ($/Mcf)
USA Operations	2.61	2.54	1.89	3.43	3.24	2.85	3.38	3.58	3.48	3.04
Canadian Operations	2.78	2.50	2.02	3.98	2.01	2.32	1.91	0.99	2.38	2.40
Total Operations	2.73	2.51	1.98	3.80	2.42	2.49	2.39	1.85	2.78	2.60

Total Price ($/BOE)
USA Operations	45.05	49.50	40.73	44.57	51.41	44.96	53.78	51.76	57.15	52.42
Canadian Operations	24.95	24.06	20.26	31.53	25.35	24.50	25.47	19.92	29.08	27.79
Total Operations	36.53	39.12	31.66	39.08	40.45	36.31	41.89	38.55	45.70	41.65

Total Netback ($/BOE)
USA Operations	31.23	36.15	27.41	29.66	35.90	29.87	38.13	35.06	41.46	37.97
Canadian Operations	11.33	10.16	8.45	16.04	10.75	9.94	10.89	5.10	13.91	13.98
Total Operations	22.79	25.54	19.03	23.92	25.32	21.45	26.68	22.63	30.21	27.47

Ovintiv Inc.	7	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play

	2023				2022
(average)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Oil Production (Mbbls/d)

USA Operations
Permian	85.8	121.4	75.6	59.6	62.7	65.4	61.7	60.8	62.6	61.8
Anadarko	31.9	30.2	32.4	33.1	35.5	34.4	36.0	35.9	36.5	35.4
Uinta	16.5	18.9	17.8	12.8	17.9	15.4	18.7	19.9	19.6	16.6
Bakken (1)	12.6	-	16.4	21.5	15.3	16.5	14.9	16.5	14.0	14.3
Other (2)	0.2	0.3	0.2	0.2	0.1	0.2	0.1	0.2	-	0.1
Total USA Operations	147.0	170.8	142.4	127.2	131.5	131.9	131.4	133.3	132.7	128.2

Canadian Operations
Montney	0.1	0.1	-	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Other (2)	-	-	-	-	-	-	-	-	-	-
Total Canadian Operations	0.1	0.1	-	0.1	0.1	0.1	0.1	0.1	0.1	0.1

Total	147.1	170.9	142.4	127.3	131.6	132.0	131.5	133.4	132.8	128.3

NGLs - Plant Condensate Production (Mbbls/d)

USA Operations
Permian	3.8	4.6	3.7	3.0	3.1	3.2	3.1	3.4	3.1	2.7
Anadarko	5.9	6.1	5.6	5.8	5.9	6.2	5.7	6.3	5.7	5.4
Uinta	0.2	0.4	0.2	0.2	0.2	0.4	0.2	0.2	0.2	0.2
Bakken (1)	0.8	-	0.9	1.5	1.1	1.1	1.1	1.2	1.1	0.9
Other (2)	0.1	0.1	0.1	0.1	0.1	0.1	-	-	-	-
Total USA Operations	10.8	11.2	10.5	10.6	10.4	11.0	10.1	11.1	10.1	9.2

Canadian Operations
Montney	31.1	32.1	33.0	28.1	33.6	31.7	34.3	34.9	32.5	35.3
Other (2)	-	-	-	-	-	-	-	-	-	0.1
Total Canadian Operations	31.1	32.1	33.0	28.1	33.6	31.7	34.3	34.9	32.5	35.4

Total	41.9	43.3	43.5	38.7	44.0	42.7	44.4	46.0	42.6	44.6

Oil & Plant Condensate Production (Mbbls/d)

USA Operations
Permian	89.6	126.0	79.3	62.6	65.8	68.6	64.8	64.2	65.7	64.5
Anadarko	37.8	36.3	38.0	38.9	41.4	40.6	41.7	42.2	42.2	40.8
Uinta	16.7	19.3	18.0	13.0	18.1	15.8	18.9	20.1	19.8	16.8
Bakken (1)	13.4	-	17.3	23.0	16.4	17.6	16.0	17.7	15.1	15.2
Other (2)	0.3	0.4	0.3	0.3	0.2	0.3	0.1	0.2	-	0.1
Total USA Operations	157.8	182.0	152.9	137.8	141.9	142.9	141.5	144.4	142.8	137.4

Canadian Operations
Montney	31.2	32.2	33.0	28.2	33.7	31.8	34.4	35.0	32.6	35.4
Other (2)	-	-	-	-	-	-	-	-	-	0.1
Total Canadian Operations	31.2	32.2	33.0	28.2	33.7	31.8	34.4	35.0	32.6	35.5

Total	189.0	214.2	185.9	166.0	175.6	174.7	175.9	179.4	175.4	172.9

(1) Production volumes associated with Bakken were included in USA Operations until the asset was divested on June 12, 2023.

(2) Other Operations includes production volumes from plays that are not part of the Company’s current focus.

Ovintiv Inc.	8	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2023				2022
(average)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

NGLs - Other Production (Mbbls/d)

USA Operations
Permian	31.0	35.1	31.0	26.8	26.3	27.0	26.1	26.8	26.2	25.4
Anadarko	37.1	35.2	37.8	38.5	37.3	39.3	36.5	38.6	38.2	32.7
Uinta	1.0	1.2	1.1	0.7	0.9	0.9	0.8	1.0	0.8	0.7
Bakken (1)	5.3	-	8.1	7.7	7.1	7.9	6.9	7.6	7.3	5.9
Other (2)	0.1	0.3	0.1	-	0.1	-	0.2	0.1	0.1	0.1
Total USA Operations	74.5	71.8	78.1	73.7	71.7	75.1	70.5	74.1	72.6	64.8

Canadian Operations
Montney	15.4	14.9	18.7	12.5	13.8	13.6	13.9	12.8	14.4	14.4
Other (2)	-	-	-	-	-	-	-	-	-	-
Total Canadian Operations	15.4	14.9	18.7	12.5	13.8	13.6	13.9	12.8	14.4	14.4

Total	89.9	86.7	96.8	86.2	85.5	88.7	84.4	86.9	87.0	79.2

NGLs - Total Production (Mbbls/d)

USA Operations
Permian	34.8	39.7	34.7	29.8	29.4	30.2	29.2	30.2	29.3	28.1
Anadarko	43.0	41.3	43.4	44.3	43.2	45.5	42.2	44.9	43.9	38.1
Uinta	1.2	1.6	1.3	0.9	1.1	1.3	1.0	1.2	1.0	0.9
Bakken (1)	6.1	-	9.0	9.2	8.2	9.0	8.0	8.8	8.4	6.8
Other (2)	0.2	0.4	0.2	0.1	0.2	0.1	0.2	0.1	0.1	0.1
Total USA Operations	85.3	83.0	88.6	84.3	82.1	86.1	80.6	85.2	82.7	74.0

Canadian Operations
Montney	46.5	47.0	51.7	40.6	47.4	45.3	48.2	47.7	46.9	49.7
Other (2)	-	-	-	-	-	-	-	-	-	0.1
Total Canadian Operations	46.5	47.0	51.7	40.6	47.4	45.3	48.2	47.7	46.9	49.8

Total	131.8	130.0	140.3	124.9	129.5	131.4	128.8	132.9	129.6	123.8

Oil & NGLs Production (Mbbls/d)

USA Operations
Permian	120.6	161.1	110.3	89.4	92.1	95.6	90.9	91.0	91.9	89.9
Anadarko	74.9	71.5	75.8	77.4	78.7	79.9	78.2	80.8	80.4	73.5
Uinta	17.7	20.5	19.1	13.7	19.0	16.7	19.7	21.1	20.6	17.5
Bakken (1)	18.7	-	25.4	30.7	23.5	25.5	22.9	25.3	22.4	21.1
Other (2)	0.4	0.7	0.4	0.3	0.3	0.3	0.3	0.3	0.1	0.2
Total USA Operations	232.3	253.8	231.0	211.5	213.6	218.0	212.0	218.5	215.4	202.2

Canadian Operations
Montney	46.6	47.1	51.7	40.7	47.5	45.4	48.3	47.8	47.0	49.8
Other (2)	-	-	-	-	-	-	-	-	-	0.1
Total Canadian Operations	46.6	47.1	51.7	40.7	47.5	45.4	48.3	47.8	47.0	49.9

Total	278.9	300.9	282.7	252.2	261.1	263.4	260.3	266.3	262.4	252.1

(1) Production volumes associated with Bakken were included in USA Operations until the asset was divested on June 12, 2023.

(2) Other Operations includes production volumes from plays that are not part of the Company’s current focus.

Ovintiv Inc.	9	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2023				2022
(average)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Natural Gas Production (MMcf/d)

USA Operations
Permian	175	195	171	158	149	156	147	149	146	145
Anadarko	285	285	289	281	286	286	285	290	287	279
Uinta	20	24	20	15	16	19	15	16	15	13
Bakken (1)	31	-	44	49	36	39	35	41	32	32
Other (2)	4	4	6	4	5	6	5	6	5	6
Total USA Operations	515	508	530	507	492	506	487	502	485	475

Canadian Operations
Montney	1,096	1,092	1,177	1,017	970	1,023	952	970	907	978
Other (2)	30	25	36	31	32	32	32	28	34	34
Total Canadian Operations	1,126	1,117	1,213	1,048	1,002	1,055	984	998	941	1,012

Total	1,641	1,625	1,743	1,555	1,494	1,561	1,471	1,500	1,426	1,487

Total Production (MBOE/d)

USA Operations
Permian	149.8	193.9	138.9	115.8	117.0	121.7	115.4	115.9	116.2	114.0
Anadarko	122.4	119.0	124.0	124.2	126.3	127.6	125.8	129.1	128.2	120.1
Uinta	21.1	24.4	22.4	16.3	21.6	19.8	22.1	23.6	23.0	19.7
Bakken (1)	23.9	-	33.0	38.8	29.6	32.0	28.8	32.1	27.7	26.4
Other (2)	0.9	1.2	0.9	1.0	1.0	1.2	1.2	1.4	1.0	1.1
Total USA Operations	318.1	338.5	319.2	296.1	295.5	302.3	293.3	302.1	296.1	281.3

Canadian Operations
Montney	229.1	229.1	247.8	210.1	209.1	215.8	206.9	209.5	198.2	212.9
Other (2)	5.1	4.2	6.0	5.2	5.4	5.5	5.3	4.7	5.7	5.7
Total Canadian Operations	234.2	233.3	253.8	215.3	214.5	221.3	212.2	214.2	203.9	218.6

Total	552.3	571.8	573.0	511.4	510.0	523.6	505.5	516.3	500.0	499.9

(1) Production volumes associated with Bakken were included in USA Operations until the asset was divested on June 12, 2023.

(2) Other Operations includes total production volumes from plays that are not part of the Company’s current focus. Canadian Other Operations primarily includes natural gas volumes in Horn River.

Ovintiv Inc.	10	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2023				2022
(US$ millions)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Capital Expenditures, Excluding Capitalized Internal Costs

USA Operations
Permian	1,025	524	295	206	632	130	502	181	165	156
Anadarko	156	3	55	98	375	55	320	99	118	103
Uinta	273	136	76	61	117	3	114	27	58	29
Bakken (1)	107	-	42	65	243	73	170	81	42	47
Other (2)	5	3	1	1	7	3	4	-	2	2
Total USA Operations	1,566	666	469	431	1,374	264	1,110	388	385	337

Canadian Operations
Montney	417	130	152	135	295	50	245	81	97	67
Other (2)	(2)	-	-	(2)	5	-	5	7	(2)	-
Total Canadian Operations	415	130	152	133	300	50	250	88	95	67

Total Capital Expenditures, Excluding Capitalized Internal Costs	1,981	796	621	564	1,674	314	1,360	476	480	404

Capitalized Directly Attributable Internal Costs

USA Operations
Permian	54	16	19	19	60	15	45	15	13	17
Anadarko	16	5	4	7	31	9	22	7	7	8
Uinta	22	8	7	7	9	3	6	1	2	3
Bakken (1)	5	-	2	3	18	4	14	5	4	5
Other (2)	1	-	1	-	1	-	1	-	(1)	2
Total USA Operations	98	29	33	36	119	31	88	28	25	35

Canadian Operations
Montney	-	6	(15)	9	33	10	23	7	5	11
Other (2)	-	-	-	-	1	-	1	-	1	-
Total Canadian Operations	-	6	(15)	9	34	10	24	7	6	11

Total Capitalized Directly Attributable Internal Costs	98	35	18	45	153	41	112	35	31	46

Total Capital Expenditures

USA Operations
Permian	1,079	540	314	225	692	145	547	196	178	173
Anadarko	172	8	59	105	406	64	342	106	125	111
Uinta	295	144	83	68	126	6	120	28	60	32
Bakken (1)	112	-	44	68	261	77	184	86	46	52
Other (2)	6	3	2	1	8	3	5	-	1	4
Total USA Operations	1,664	695	502	467	1,493	295	1,198	416	410	372

Canadian Operations
Montney	417	136	137	144	328	60	268	88	102	78
Other (2)	(2)	-	-	(2)	6	-	6	7	(1)	-
Total Canadian Operations	415	136	137	142	334	60	274	95	101	78

Corporate & Other	5	3	1	1	4	3	1	-	-	1
Total Capital Expenditures	2,084	834	640	610	1,831	358	1,473	511	511	451
Net Acquisitions & (Divestitures)	(468)	47	(702)	187	58	254	(196)	(213)	3	14
Net Capital Investment	1,616	881	(62)	797	1,889	612	1,277	298	514	465

(1) Capital expenditures associated with Bakken were included in USA Operations until the asset was divested on June 12, 2023.

(2) Other Operations includes capital expenditures in plays that are not part of the Company’s current focus.

Ovintiv Inc.	11	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2023				2022
	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Drilling Activity (net wells drilled)

USA Operations
Permian	88	45	26	17	62	15	47	18	16	13
Anadarko	11	2	2	7	54	10	44	13	18	13
Uinta	21	10	8	3	12	-	12	2	5	5
Bakken (1)	11	-	6	5	25	7	18	8	8	2
Total USA Operations	131	57	42	32	153	32	121	41	47	33

Canadian Operations
Montney	68	19	23	26	52	8	44	12	16	16
Other (2)	-	-	-	-	3	-	3	3	-	-
Total Canadian Operations	68	19	23	26	55	8	47	15	16	16

Total	199	76	65	58	208	40	168	56	63	49

Completions Activity (net wells on production)

USA Operations
Permian	124	83	27	14	66	16	50	21	11	18
Anadarko	21	1	7	13	57	8	49	16	15	18
Uinta	13	10	3	-	11	3	8	2	6	-
Bakken (1)	16	-	8	8	19	6	13	9	-	4
Total USA Operations	174	94	45	35	153	33	120	48	32	40

Canadian Operations
Montney	62	22	29	11	63	11	52	21	12	19
Total Canadian Operations	62	22	29	11	63	11	52	21	12	19

Total	236	116	74	46	216	44	172	69	44	59

(1) Net wells drilled and net wells on production associated with Bakken were included in USA Operations until the asset was divested on June 12, 2023.

(2) Other Operations includes net wells drilled in plays that are not part of the Company’s current focus.

Ovintiv Inc.	12	Supplemental Information (prepared in US$)

Ovintiv Inc.

Non-GAAP Definitions and Reconciliations

(unaudited)

For the period ended September 30, 2023

U.S. Dollar / U.S. Protocol

For the period ended September 30, 2023

(US$ millions, except per share amounts or as indicated)

Non-GAAP Cash Flow, Non-GAAP Cash Flow Per Share (CFPS) and Non-GAAP Free Cash Flow - Non-GAAP Cash Flow is defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital. Non-GAAP CFPS is Non-GAAP Cash Flow divided by the weighted average number of shares of common stock outstanding. Non-GAAP Free Cash Flow is defined as Non-GAAP Cash Flow in excess of capital expenditures, excluding net acquisitions and divestitures. Management believes these measures are useful to the Company and its investors as a measure of operating and financial performance across periods and against other companies in the industry, and are an indication of the Company’s ability to generate cash to finance capital programs, to service debt and to meet other financial obligations. These measures are used, along with other measures, in the calculation of certain performance targets for the Company’s management and employees.

Non-GAAP Cash Flow	Q3 2023	YTD 2023

Cash from (used in) Operating Activities	$906	$2,805
Deduct (add back):
Net change in other assets and liabilities	(14)	(31)
Net change in non-cash working capital	(192)	174
Non-GAAP Cash Flow	$1,112	$2,662

Per Share - Basic	$4.06	$10.41
Per Share - Diluted	4.02	10.25

Non-GAAP Free Cash Flow

Non-GAAP Cash Flow	$1,112	$2,662
Deduct:
Capital expenditures	834	2,084
Non-GAAP Free Cash Flow	$278	$578

Non-GAAP Adjusted Earnings - is defined as Net Earnings (Loss) excluding non-cash items that management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non-operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, any valuation allowances are excluded in the calculation of income taxes.

Non-GAAP Adjusted Earnings	Q3 2023	YTD 2023

Net Earnings (Loss) Before Income Tax	$393	$1,443
Before-tax (Addition) Deduction:
Unrealized gain (loss) on risk management	(292)	(132)
Non-operating foreign exchange gain (loss)	17	7
Adjusted Earnings (Loss) Before Income Tax	668	1,568
Income tax expense (recovery)	187	405
Non-GAAP Adjusted Earnings	$481	$1,163

Per Share - Basic	$1.76	$4.55
Per Share - Diluted	1.74	4.48

Debt to Capitalization - Capitalization includes debt and total shareholders’ equity. Debt to Capitalization is monitored by management as an indicator of the Company’s overall financial strength.

Debt to Capitalization	YTD 2023

Long-Term Debt, Including Current Portion	$6,163
Total Shareholders' Equity	9,552
Capitalization	$15,715

Debt to Capitalization	39%

Ovintiv Inc.	1	Non-GAAP Definitions and Reconciliations

Debt to Adjusted Capitalization - Debt to Adjusted Capitalization is a non-GAAP measure and is a proxy for Ovintiv’s financial covenant under the Company’s credit facilities which require debt to adjusted capitalization to be less than 60 percent. Adjusted Capitalization includes debt, total shareholders’ equity and an equity adjustment for cumulative historical ceiling test impairments recorded as at December 31, 2011 in conjunction with the Company’s January 1, 2012 adoption of U.S. GAAP.

Debt to Adjusted Capitalization	YTD 2023

Long-Term Debt, Including Current Portion	$6,163
Total Shareholders' Equity	9,552
Equity Adjustment for Impairments at December 31, 2011	7,746
Adjusted Capitalization	$23,461

Debt to Adjusted Capitalization	26%

EBITDA, Debt to EBITDA, Adjusted EBITDA and Debt to Adjusted EBITDA (Leverage Ratio) - EBITDA is defined as trailing 12-month net earnings (loss) before income taxes, DD&A, and interest. Adjusted EBITDA is defined as EBITDA adjusted for impairments, accretion of asset retirement obligation, unrealized gains/losses on risk management, foreign exchange gains/losses, gains/losses on divestitures and other gains/losses. Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by management as an indicator of the Company’s overall financial strength.

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Trailing 12- Months

Long-Term Debt, Including Current Portion					$6,163

Net Earnings (Loss)	$1,335	$487	$336	$406	$2,564
Add back (deduct):
Depreciation, depletion and amortization	280	364	419	486	1,549
Interest	63	71	80	98	312
Income tax expense (recovery)	(225)	126	101	(13)	(11)
EBITDA	$1,453	$1,048	$936	$977	$4,414

Debt to EBITDA (times)					1.4

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Trailing 12- Months

Long-Term Debt, Including Current Portion					$6,163

Net Earnings (Loss)	$1,335	$487	$336	$406	$2,564
Add back (deduct):
Depreciation, depletion and amortization	280	364	419	486	1,549
Accretion of asset retirement obligation	4	5	4	5	18
Interest	63	71	80	98	312
Unrealized (gains) losses on risk management	(530)	(18)	(142)	292	(398)
Foreign exchange (gain) loss, net	(6)	(3)	25	(22)	(6)
Other (gains) losses, net	(3)	(3)	(11)	(2)	(19)
Income tax expense (recovery)	(225)	126	101	(13)	(11)
Adjusted EBITDA	$918	$1,029	$812	$1,250	$4,009

Debt to Adjusted EBITDA (times)					1.5

Operating Margin/Operating Netback - Product revenues less costs associated with delivering the product to market, including production, mineral and other taxes, transportation and processing and operating expenses. When presented on a per BOE basis, Operating Netback is defined as indicated divided by average barrels of oil equivalent sales volumes. Operating Margin/Operating Netback is used by management as an internal measure of the profitability of a play.

Ovintiv Inc.	2	Non-GAAP Definitions and Reconciliations

Netback Calculation

Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed below have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, transportation and processing expense and operating expense.

Selected Financial Data (1)

	2023				2022
(US$ millions)	Year	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
USA Operations
Upstream Product Revenue (2,3)	3,909	1,544	1,179	1,186	6,677	1,444	1,762	1,924	1,547
Production, mineral and other taxes	237	84	73	80	401	90	106	115	90
Transportation and processing	419	124	148	147	626	162	170	159	135
Operating (4)	545	208	167	170	646	168	187	149	142
	2,708	1,128	791	789	5,004	1,024	1,299	1,501	1,180
Canadian Operations
Upstream Product Revenue (2,3)	1,660	504	467	689	3,465	841	889	960	775
Production, mineral and other taxes	12	5	3	4	14	4	3	3	4
Transportation and processing	800	265	268	267	1,002	261	257	253	231
Operating (4)	59	28	2	29	127	31	34	25	37
	789	206	194	389	2,322	545	595	679	503
Total Operations
Upstream Product Revenue (2,3)	5,569	2,048	1,646	1,875	10,142	2,285	2,651	2,884	2,322
Production, mineral and other taxes	249	89	76	84	415	94	109	118	94
Transportation and processing	1,219	389	416	414	1,628	423	427	412	366
Operating (4)	604	236	169	199	773	199	221	174	179
	3,497	1,334	985	1,178	7,326	1,569	1,894	2,180	1,683

(1)	Segmented financial information per the notes to Ovintiv's financial statements.
(2)	Excludes the impact of realized gains and losses on risk management.
(3)	Excludes service revenues, certain other revenues and royalty adjustments with no associated production volumes.
(4)	Excludes other operating expenses with no associated production volumes.

Sales Volumes (1)

	2023				2022
(BOE)	Year	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
USA Operations	86,837,478	31,141,172	29,044,015	26,652,510	107,860,420	27,807,460	27,788,876	26,946,920	25,317,450
Canadian Operations	63,940,968	21,465,900	23,096,801	19,378,260	78,306,370	20,363,280	19,710,448	18,555,628	19,677,060
Total	150,778,446	52,607,072	52,140,816	46,030,770	186,166,790	48,170,740	47,499,324	45,502,548	44,994,510

(1)	Numbers may not add due to the calculation of volumes, which is based on sales volumes per day on a BOE basis times the number of days in the period.

Calculated Operating Netback, excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2023				2022
(US$/BOE)	Year	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
Total USA Operations
Price	45.02	49.58	40.59	44.50	61.90	51.93	63.41	71.40	61.10
Production, mineral and other taxes	2.73	2.70	2.51	3.00	3.72	3.24	3.81	4.27	3.55
Transportation and processing	4.83	3.98	5.10	5.52	5.80	5.83	6.12	5.90	5.33
Operating	6.28	6.68	5.75	6.38	5.99	6.04	6.73	5.53	5.61
Netback	31.18	36.22	27.23	29.60	46.39	36.82	46.75	55.70	46.61
Total Canadian Operations
Price	25.96	23.48	20.22	35.56	44.25	41.30	45.10	51.74	39.39
Production, mineral and other taxes	0.19	0.23	0.13	0.21	0.18	0.20	0.15	0.16	0.20
Transportation and processing	12.51	12.35	11.60	13.78	12.80	12.82	13.04	13.63	11.74
Operating	0.92	1.30	0.09	1.50	1.62	1.52	1.72	1.35	1.88
Netback	12.34	9.60	8.40	20.07	29.65	26.76	30.19	36.59	25.56
Total Operations
Price	36.93	38.93	31.57	40.73	54.48	47.44	55.81	63.38	51.61
Production, mineral and other taxes	1.65	1.69	1.46	1.82	2.23	1.95	2.29	2.59	2.09
Transportation and processing	8.08	7.39	7.98	8.99	8.74	8.78	8.99	9.05	8.13
Operating	4.01	4.49	3.24	4.32	4.15	4.13	4.65	3.82	3.98
Netback	23.19	25.36	18.89	25.59	39.35	32.57	39.87	47.91	37.40

(1)

May not add due to rounding. Ovintiv calculates reported netbacks using whole dollars and sales volumes. Accordingly, the calculations above may differ from the reported netbacks due to the effects of rounding both dollars and volumes.

Ovintiv Inc.	3	Non-GAAP Definitions and Reconciliations